FIRST AMENDMENT
                                 ---------------
                                     TO THE
                                     ------
                             FAIRFIELD SAVINGS BANK
                             ----------------------
                         PROFIT SHARING AND SAVINGS PLAN
                         -------------------------------

                  WHEREAS, Fairfield Savings Bank (the "Bank") maintains the Fairfield Savings Bank Profit Sharing and Savings Plan (the "plan"); and

                  WHEREAS, amendment of the plan is now considered desirable to add the direct rollover language that is now required by law.

                  NOW, THEREFORE, by virtue and in exercise of the power reserved to the Bank under the plan, and pursuant to the authority delegated to the undersigned by the Board of Directors of the Bank, the plan be and hereby is amended effective as of January 1, 1993 by adding the following section 7.11 to the plan.

                  "7.11 DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  An 'eligible rollover distribution' is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually ) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies ) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  An 'eligible retirement plan' is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  A 'distributee' includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  A 'direct rollover' is a payment by the plan to the eligible retirement plan specified by the distributee."

         IN WITNESS WHEREOF, Fairfield Savings Bank has caused this amendment to be executed on its behalf by its duly authorized officer this 21st day of September 1993.

                                   FAIRFIELD SAVINGS BANK

                                   By  /s/ George M. Briody
                                       -----------------------------

                                   Its President
                                       -----------------------------

ATTEST:

By /s/ Barbara J. Urban
   -----------------------

Its Secretary
    ----------------------

                               SECOND AMENDMENT OF
                             FAIRFIELD SAVINGS BANK

                         PROFIT SHARING AND SAVINGS PLAN

               (AS AMENDED AND RESTATED EFFECTIVE AUGUST 1, 1989)
               --------------------------------------------------

                  WHEREAS, Fairfield Savings Bank (the "company") maintains the Fairfield Savings Bank Profit Sharing and Savings Plan (the "plan"); and

                  WHEREAS, effective August 1, 1994, amendment to the plan is now considered desirable to allow participants who have attained age 55 to elect to direct investment under paragraph 5.6 in increments of 25% of the value of the participants account; and

                  WHEREAS, effective January 1, 1994, amendment to the plan is now considered desirable to reflect recent changes in compensation limitations now required by law; and

                  WHEREAS, amendment to the plan is now considered desirable to clarify that commissions are included in the meaning of earnings under the plan;

                  NOW, THEREFORE, by virtue and in exercise of the power reserved to the company by Section 13.1 of the plan and pursuant to the authority delegated to the undersigned officer of the company by its Board of Directors, the plan be and hereby is amended in the following particulars:

                  1. By replacing the first sentence of Section 5.6 with the following, effective as of August 1, 1994:

                  "5.6 DIRECTED INVESTMENT ELECTION AT AGE 55. Any participant who has attained age 55 may elect to have all or a portion, specified in multiples of 25 percent, of his accounts converted to cash based upon the fair market value of his accounts as determined by the trustee and to have such cash amount invested in one or more of the following directed investments:"

                  2. By substituting "$150,000" for "$200,000" where it appears in Section 3.5(e) and Section 6.5, effective as of January 1, l994.

                  3. By adding the phrase ", including commissions," after the word compensation in the first sentence of Section 3.5.

                  IN WITNESS WHEREOF, Fairfield Savings Bank has caused this amendment to be executed on its behalf by its duly authorized officer this 19th day of July, 1994.

                                            FAIRFIELD SAVINGS BANK

                                            By /s/ George M. Briody
                                               ------------------------------
                                                    George M. Briody

                                            Its  President
                                               ------------------------------

                             AMENDMENT NUMBER THREE

                                       TO

           THE FAIRFIELD SAVINGS BANK PROFIT SHARING AND SAVINGS PLAN

Pursuant to Section 13.1 of The Fairfield Savings Bank Profit Sharing and Savings Plan ("Plan"), the Plan is amended as follows, effective as of November 18, 1996:

1. ARTICLE 4 - Section 4.1 of the Plan shall be amended in its entirety to read as follows:

                           4.1 EMPLOYERS' CONTRIBUTIONS. (a) SALARY DEFERRAL CONTRIBUTIONS. As soon as practicable after each payroll period, but in any event within the time prescribed by law or regulation, each employer shall deliver to the trustee 100 percent of the salary deferral contributions (as defined in section 3.1 including the participant's basic salary deferral contribution) elected by the participant for that payroll period.

                           (b) Each plan year beginning on or after the effective date and subject to the conditions and limitations of this
         Article 4 and Article 10, each employer will make a contribution under the plan for each active participant employed by it during that plan year in an amount equal to the sum of the following:

                           (i) EMPLOYER MATCHING CONTRIBUTIONS. With respect to
                  each participant who elects to make basic salary deferral contributions or voluntary contributions, or both, to the plan, the employers shall make a matching contribution, on behalf of each such participant equal to 25 percent of the amount of basic salary deferral contributions and voluntary contribution which such participant has made up a maximum matching contribution of 1.50 percent of a participant's compensation (i.e., aggregate contributions not in excess of six percent of the participant's earnings). The employer matching contribution shall first be applied to the basic salary deferral contribution and then to the voluntary contribution to the extent such basic salary deferral contribution does not exceed six percent of the participant's earning for such plan year.

                           (ii) BASIC PROFIT SHARING CONTRIBUTIon. For Plan
                  Years beginning before August 1, 1996, an amount equal to two percent of each participant's earnings for that plan year; for the Plan Year beginning August 1, 1996, an amount equal to 2% of each participant's earnings for the period beginning August 1, 1996 and ending December 31, 1996; and for the period beginning January 1, 1997 and ending July 31, 1997 and for Plan Years beginning after August 1, 1996, none.

                           (iii) DISCRETIONARY PROFIT SHARING CONTRIBUTION. An
                  amount as the Bank shall determine, if any.

2. ARTICLE 5 - Section 5.3 of the Plan shall be amended in its entirety to read as follows:

                           5.3 INVESTMENT FUNDS.(a) From time to time the Bank may cause the trustee or an investment manager to establish one or more investment funds for the investment and reinvestment of plan assets. The continued availability of any investment fund is necessarily conditioned upon the terms and conditions of investment management agreements and other investment arrangements. While the Bank may arrange with the trustee and investment managers for the establishment of investment funds, the continued availability of these funds cannot be assured, nor is it possible to assure that the arrangements or the investment funds managed by a particular investment manager or by the trustee will continue to be available on the same or similar terms . The Bank may, in its discretion, direct the establishment of additional investment funds or may terminate any investment fund as it deems appropriate and in the best interest of plan participants. Participant loans shall constitute aggregated investments on behalf of the participant to whom such loans are made and shall not be reflected in any investment fund. Except as provided in this section and sections 5.4, 5.5 and 5.6 participants' accounts shall be invested in any one or more investment funds as determined by the trustee.

                           (b) SHARE INVESTMENT ACCOUNT. Effective as of November 18, 1996, the Bank shall make available for investment of plan assets an Employer Stock Fund, which shall be an investment fund comprised primarily of Shares and fractional Shares. "Shares" for all purposes of the Plan means shares and any fraction thereof of common stock of Big Foot Financial Corp.

3. ARTICLE 5- Article 5 shall be amended by adding new Sections 5.13, 5.14, 5.15, 5.16 and 5.17 to read as follows:

         5.13     INVESTMENT OF MATCHING CONTRIBUTIONS

                  Notwithstanding anything in this Plan to the contrary, commencing November 18, 1996, the Bank may, in its discretion, make all or part of the Employer Matching Contributions in the form of Shares provided such determination is made by resolution of its Board of Directors in advance of the period to which the contribution relates. In the event that all or a portion of the Employer Matching Contributions is made in the form of Shares, such Shares shall be invested in the Employer Stock Fund. Each employer may, in its sole and absolute discretion by resolution of its board of directors, direct that the portion of the Employer Matching Contribution made in the form of cash be one hundred percent (100%) invested in the Employer Stock Fund applied to purchase Shares.

         5.14     VOTING RIGHTS

                  Each person with an interest in the Employer Stock Fund on the applicable record date shall have the right to participate in the decision as to how to exercise the voting rights appurtenant to the Shares held in the Employer Stock Fund by completing and filing a written direction with an independent third party ("Tabulator") on a timely basis. The Tabulator shall direct the trustee to cast affirmative votes equal to the product of (a) the total number of Shares held in the Employer Stock Fund multiplied by (b) a fraction, the numerator of which is the aggregate value of the interests in the Employer Stock Fund of all persons directing that an affirmative vote be cast, and the denominator of which is the aggregate value of the interests in the Employer Stock Fund of all persons directing that an affirmative vote or a negative vote be cast. Negative votes shall be cast with respect to the remaining Shares held in the Employer Stock Fund.

         5.15     TENDER RIGHTS

                  Each person with an interest in the Employer Stock Fund on the applicable record date shall have the right to participate in the decision as to how to respond to a tender offer for Shares by completing and filing a written direction with the Tabulator on a timely basis. The Tabulator shall direct the trustee to tender a number of Shares equal to the product of (a) the total number of Shares held in the Employer Stock Fund multiplied by (b) a fraction, the numerator of which is the aggregate value of the interests in the Employer Stock Fund of all persons directing that such Shares be delivered in response to such tender offer, and the denominator of which is the aggregate value of the interests in the Employer Stock Fund of all persons directing that such Shares be delivered or that the delivery of such Shares be withheld. Delivery of the remaining Shares held in the Employer Stock Fund shall be withheld.

         5.16     DISSENTER'S RIGHTS

                  Each person with an interest in the Employer Stock Fund on the applicable record date shall have the right to participate in the decision as to whether to exercise the dissenters' rights appurtenant to Shares held in the Employer Stock Fund by completing and filing a written direction with the Tabulator on a timely basis. The Tabulator shall direct the trustee to exercise dissenters' rights with respect to a number of Shares equal to the product of (a) the total number of Shares held in the Employer Stock Fund multiplied by (b) a fraction, the numerator of which is the aggregate value of the interests in the Employer Stock Fund of all persons directing that the dissenters' rights appurtenant to which Shares be exercised, and the denominator of which is the aggregate value of all of the interests in the Employer Sock Fund. Dissenters' rights shall not be exercised with respect to the remaining Shares held in the Employer Stock Fund.

         5.17     DIVIDEND REINVESTMENT

                  Dividends paid with respect to Shares held in the Employer Stock Fund shall be reinvested in the Employer Stock Fund.

4. ARTICLE 7 - Article 7 shall be amended by adding a new Section 7.11 to read in its entirety as follows:

         7.11 MANNER OF PAYMENT OF WITHDRAWALS AND DISTRIBUTIONS FROM THE EMPLOYER STOCK FUND

                  Withdrawals from the Employer Stock Fund shall be made to Participants in cash.

                  Distributions from the Employer Stock Fund shall be made to participants and beneficiaries in cash, unless the participant or beneficiary elects that such distributions may be made wholly or partially in Shares. If the participant of beneficiary elects that such distributions may be made wholly or partially in Shares, subject to such terms and conditions as may be established from time to time, the number of Shares to be distributed shall be equal to the maximum number of whole Shares that may be acquired with the amount to be distributed in Shares, based upon the fair market value of a Share determined as of the date of payment. An amount of money equal to any remaining amount of the payment that is less than the fair market value of a whole Share shall be distributed in cash. For purposes of this Section 7.11, the fair market value of a Share shall be determined on a uniform and nondiscriminatory basis in such manner as the Committee may, in its discretion, prescribe.

5. ARTICLE 10 - Section 10.2 shall be amended by adding the following new language at the end thereof:

                  A participant's "annual addition" also includes any employer contributions for such limitation year to a qualified employee stock ownership plan maintained by the employer and allocated to the participant's individual account under such plan, plus such participant's allocable portion of any employer contribution for such limitation year to a qualified employee stock ownership plan maintained by the employer and applied to the payment of principal and interest on a securities acquisition loan obtained by such plan. Notwithstanding the foregoing, if, for any limitation year, the aggregate amount of employer contributions to such an employee stock ownership plan allocable to individuals who are highly compensated employees for such limitation year does not exceed one-third of the total of all employer contributions to such plan for such limitation year, then that portion, if any, of any employer contributions that is applied to the payment of interest on a securities acquisition loan shall not be included as an annual addition. In determining whether more than one-third of the employee contributions for a limitation year would be allocable to the highly compensated employees, any amount allocable to a family member within the meaning Section 414(q)(6)(B) of the Code) of a highly compensated employee who is either a five percent owner or one of the ten highly compensated employees with the highest total compensation, shall be treated as an allocation to such highly compensated employee. In no event shall the value of any securities purchased under a qualified employee stock ownership plan with a securities acquisition loan, any dividends or other earnings thereon, any proceeds from the sale thereof or any portion of the value of the foregoing be included as an annual addition.